UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2019

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue, Old Greenwich, CT		06870
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 351-7400

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4199614-3
4281465-1
5026417-2

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 26, 2019, Hudson Global, Inc. (the “Company”) and Patrick Lyons, the Company’s Chief Financial Officer, entered into an Agreement and Release (the “Separation Agreement”) in connection with Mr. Lyons’ previously announced departure from his positions with the Company. Under the terms of the Separation Agreement, the Company will, among other things, pay Mr. Lyons (i) his current salary through June 30, 2020, (ii) in the event Mr. Lyons elects to exercise his rights under COBRA, the difference between what Mr. Lyons paid for health insurance while employed by the Company and the COBRA amount for the earlier of twelve months or until Mr. Lyons obtains new employment with medical benefits, and (iii) a bonus of $108,875 under the Company’s annual incentive plan for fiscal year 2019.

On June 27, 2019, the Company and Mr. Lyons entered into a Consulting Agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Lyons has agreed to serve as a consultant to the Company to assist with certain financial and operational matters from July 1, 2019 through December 31, 2019. In consideration for his services as a consultant, the Company will pay Mr. Lyons 750 shares of the Company’s common stock at the end of each month during the term of the Consulting Agreement.

The foregoing descriptions of the Separation Agreement and the Consulting Agreement are qualified in their entirety by reference to the full text of the Separation Agreement and Consulting Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.    Description

10.1	Agreement and Release, dated June 26, 2019, between the Company and Patrick Lyons.
10.2    Consulting Agreement, dated June 27, 2019, between the Company and Patrick Lyons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2019	HUDSON GLOBAL, INC.

	By:	/s/ JEFFREY E. EBERWEIN
		Name:	Jeffrey E. Eberwein
		Title:	Chief Executive Officer

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